UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building III, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2024, Aspira Women’s Health Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on the record date for the Annual Meeting, there were 12,344,104 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 8,093,336 shares present in person or by proxy at the Annual Meeting, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected each of the Company’s six nominees for director for a one-year term expiring at the Company’s 2025 annual meeting of stockholders and until their successors are elected and qualified, as set forth below:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Stefanie Cavanaugh	4,213,732	69,683	5,564	3,804,357
Celeste R. Fralick, Ph.D.	4,220,435	67,647	897	3,804,357
Jannie Herchuk	4,210,555	72,860	5,564	3,804,357
Lynn O’Connor Vos	4,215,103	72,978	898	3,804,357
Nicole Sandford	4,183,242	93,278	12,459	3,804,357
Winfred Parnell, M.D.	4,214,222	73,859	898	3,804,357

Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2024, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,189,574	97,653	1,752	3,804,357

Proposal 3: Approval of an Amendment to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized to be granted under the 2019 Plan by 1,000,000 shares and increase the maximum number of awards that may be granted as incentive stock options under the 2019 Plan to a total of 3,000,000 shares, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,187,597	98,942	2,440	3,804,357

Proposal 4: Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of BDO USA, LLP (n/k/a BDO P.C.) as the Company’s independent registered public accounting firm for the year ending December 31, 2024, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,992,912	88,066	12,358

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: May 14, 2024	By:	/s/ Torsten Hombeck
Torsten Hombeck
Chief Financial Officer